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                                                                    EXHIBIT 24.1





                                  April 9, 2003



Harvey A. Wagner                                     J. William Holden III
1155 Perimeter Center West                           1155 Perimeter Center West
Atlanta, Georgia  30338                              Atlanta, Georgia  30338

Dear Mr. Wagner and Mr. Holden:

         Mirant Corporation (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 2002 and (2) its quarterly reports on Form 10-Q during 2003.

         The Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint Harvey A. Wagner and J. William Holden III our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                  Yours very truly,

                                  MIRANT CORPORATION


                                  By  /s/ S. Marce Fuller
                                      ----------------------------------------
                                       S. Marce Fuller
                                       President and Chief Executive Officer


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                                       By /s/ A.D. Correll
                                          ------------------------------
                                          A. D. Correll


                                       By /s/ A.W. Dahlberg
                                          ------------------------------
                                           A. W. Dahlberg


                                       By /s/ Stuart E. Eizenstat
                                          ------------------------------
                                            Stuart E. Eizenstat


                                       By  /s/ Carlos Ghosn
                                           -----------------------------
                                            Carlos Ghosn


                                       By  /s/ David J. Lesar
                                           -----------------------------
                                            David J. Lesar


                                       By  /s/ Robert F. McCullough
                                           -----------------------------
                                            Robert F. McCullough


                                       By  /s/ James F. McDonald
                                           -----------------------------
                                            James F. McDonald


                                       By  /s/ Ray M. Robinson
                                           -----------------------------
                                            Ray M. Robinson


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Extract from minutes of meeting of the board of directors of Mirant Corporation

                                 ---------------

         RESOLVED, that for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Act of 1934 Mirant Corporation's annual report on Form 10-K for the year ended December 31, 2002 and its quarterly reports on Form 10-Q during 2003, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, Mirant Corporation, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to Harvey A. Wagner and J. William Holden III, in substantially the form of power of attorney as presented to this meeting.

                                 ---------------

         The undersigned officer of Mirant Corporation does hereby certify that the foregoing is a true and correct copy of a resolution passed by the Board of Directors at a meeting duly held on February 25, 2003, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in force and effect.


Dated:  April 9, 2003              MIRANT CORPORATION


                                   By  /s/ Elizabeth B. Chandler
                                       -----------------------------------------
                                       Elizabeth B. Chandler
                                        Vice President and Corporate Secretary